Exhibit 16 (b)
GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Ashok N. Bakhru, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: June 16, 2005

/s/ Ashok N. Bakhru
Ashok N. Bakhru

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, John P. Coblentz, Jr., hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: June 16, 2005

/s/ John P. Coblentz, Jr.
John P. Coblentz, Jr.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Patrick T. Harker, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: June 16, 2005

/s/ Patrick T. Harker
Patrick T. Harker

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, John M. Perlowski, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: June 16, 2005

/s/ John M. Perlowski
John M. Perlowski

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Mary Patterson McPherson, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: June 16, 2005

/s/ Mary Patterson McPherson
Mary Patterson McPherson

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Alan A. Shuch, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: June 16, 2005

/s/ Alan A. Shuch
Alan A. Shuch

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Wilma J. Smelcer, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: June 16, 2005

/s/ Wilma J. Smelcer
Wilma J. Smelcer

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Richard P. Strubel, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: June 16, 2005

/s/ Richard P. Strubel
Richard P. Strubel

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Kaysie P. Uniacke, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: June 16, 2005

/s/ Kaysie P. Uniacke
Kaysie P. Uniacke